Exhibit 10.2

EXECUTION VERSION

AMENDMENT NO. 10 TO
LOAN AND SERVICING AGREEMENT

THIS AMENDMENT NO. 10 TO LOAN AND SERVICING AGREEMENT (the “AMENDMENT”), dated as of October 2, 2018 (the “Amendment Effective Date”), is entered into by and among ARES CAPITAL CP FUNDING LLC, a Delaware limited liability company, as the borrower (the “Borrower”), ARES CAPITAL CORPORATION, a Maryland corporation, as the servicer (the “Servicer”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as the agent (the “Agent”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, as a lender (the “Lender”) and BANK OF AMERICA, N.A.

WHEREAS, the Borrower, the Agent, the Lender, Wells Fargo Bank, National Association, as the Swingline Lender, the Servicer, U.S. Bank National Association, as Trustee, Bank and Collateral Custodian and each of the other lenders, are party to the Loan and Servicing Agreement, dated as of January 22, 2010 (as amended, modified, waived, supplemented, restated or replaced from time to time, prior to the date hereof, the “Loan and Servicing Agreement”); and

WHEREAS, the parties hereto desire to amend the Loan and Servicing Agreement in accordance with the provisions thereof and subject to the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the foregoing premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

Definitions

SECTION 1.1.              Defined Terms.  Terms used but not defined herein have the respective meanings given to such terms in the Loan and Servicing Agreement.

ARTICLE II

Amendments to Loan and Servicing Agreement

SECTION 2.1.              As of the date of this Amendment, the Loan and Servicing Agreement is hereby amended by deleting clause (g) of the definition of “Servicer Termination Event” in its entirety and inserting the following in lieu thereof:

“(g)         at any time, Ares fails to maintain the Asset Coverage Ratio at greater than or equal to 1.50:1.00;”

SECTION 2.2.              As of the date of this Amendment, the Loan and Servicing Agreement is hereby amended by deleting clause (h) of the definition of “Servicer Termination Event” in its entirety and inserting the following in lieu thereof:

“(h)         Ares permits Shareholders’ Equity at the last day of any of its fiscal quarters to be less than $3,900,000,000 plus 25% of the net proceeds of the sale of equity interests by the Servicer and its Subsidiaries after March 30, 2018 ;”

ARTICLE III

Representations and Warranties

SECTION 3.1.              Each of the Borrower and the Servicer hereby represents and warrants (as to itself) to the Agent that, as of the date first written above, (i) no Unmatured Event of Default, Event of Default or Servicer Termination Event has occurred and is continuing and (ii) the representations and warranties of the Borrower and the Servicer contained in the Loan and Servicing Agreement are true and correct in all material respects on and as of such day (other than any representation and warranty that is made as of a specific date).

ARTICLE IV

Conditions Precedent

SECTION 4.1.              This Amendment shall become effective upon the execution and delivery of this Amendment by the parties hereto.

ARTICLE V

Miscellaneous

SECTION 5.1.              Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 5.2.              Severability Clause.  In case any provision in this Amendment shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 5.3.              Ratification.  Except as expressly amended hereby, the Loan and Servicing Agreement is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect.  This Amendment shall form a part of the Loan and Servicing Agreement for all purposes.

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SECTION 5.4.              Counterparts.  The parties hereto may sign one or more copies of this Amendment in counterparts, all of which together shall constitute one and the same agreement.  Delivery of an executed signature page of this Amendment by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 5.5.              Headings.  The headings of the Articles and Sections in this Amendment are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

ARES CAPITAL CP FUNDING LLC

By:	/s/ Scott Lem
	Name:	Scott Lem
	Title:	Authorized Signatory

[Signature Page to Amendment No. 10 to LSA]

ARES CAPITAL CORPORATION, as the Servicer

By:	/s/ Scott Lem
	Name:	Scott Lem
	Title:	Authorized Signatory

[Signature Page to Amendment No. 10 to LSA]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as the Agent

By:	/s/ Allan Schmitt
	Name:	Allan Schmitt
	Title:	Managing Director

[Signature Page to Amendment No. 10 to LSA]

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Lender

By:	/s/ Steve Sebo
	Name:	Steve Sebo
	Title:	Vice President

[Signature Page to Amendment No. 10 to LSA]

BANK OF AMERICA, N.A.

By:	/s/ Allen D. Shifflet
	Name:	Allen D. Shifflet
	Title:	Managing Director

[Signature Page to Amendment No. 10 to LSA]